Exhibit 24
POWER OF ATTORNEY

Athene Annuity and Life Company

I hereby constitute and appoint Blaine T. Doerrfeld or Christian G. Jefferson as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for me and in my name, place and stead, in any and all capacities, to sign any and all documents to be filed under the registration statements for the Athene® Amplify 1.0 Single Purchase Payment Index-Linked Deferred Annuity Contract, or such other names as may be used for such index-linked deferred annuity contracts, to be filed with the Securities and Exchange Commission by Athene Annuity and Life Company pursuant to the Securities Act of 1933, as amended, by means of the Securities and Exchange Commission’s electronic disclosure system known as EDGAR or otherwise, and to file any amendments thereto and all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as could be done in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute thereof, may lawfully do or cause to be done by virtue of this power of attorney.

Signature	Title	Date
/s/ Mitra Hormozi	Director	April 1, 2022
Mitra Hormozi

Exhibit 24
POWER OF ATTORNEY

Athene Annuity and Life Company

I hereby constitute and appoint Blaine T. Doerrfeld or Christian G. Jefferson as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for me and in my name, place and stead, in any and all capacities, to sign any and all documents to be filed under the registration statements for the Athene® Amplify 1.0 Single Purchase Payment Index-Linked Deferred Annuity Contract, or such other names as may be used for such index-linked deferred annuity contracts, to be filed with the Securities and Exchange Commission by Athene Annuity and Life Company pursuant to the Securities Act of 1933, as amended, by means of the Securities and Exchange Commission’s electronic disclosure system known as EDGAR or otherwise, and to file any amendments thereto and all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as could be done in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute thereof, may lawfully do or cause to be done by virtue of this power of attorney.

Signature	Title	Date
/s/ Martin P. Klein	Director	April 1, 2022
Martin P. Klein

Exhibit 24
POWER OF ATTORNEY

Athene Annuity and Life Company

I hereby constitute and appoint Blaine T. Doerrfeld or Christian G. Jefferson as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for me and in my name, place and stead, in any and all capacities, to sign any and all documents to be filed under the registration statements for the Athene® Amplify 1.0 Single Purchase Payment Index-Linked Deferred Annuity Contract, or such other names as may be used for such index-linked deferred annuity contracts, to be filed with the Securities and Exchange Commission by Athene Annuity and Life Company pursuant to the Securities Act of 1933, as amended, by means of the Securities and Exchange Commission’s electronic disclosure system known as EDGAR or otherwise, and to file any amendments thereto and all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as could be done in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute thereof, may lawfully do or cause to be done by virtue of this power of attorney.

Signature	Title	Date
/s/ Lawrence J. Ruisi	Director	April 1, 2022
Lawrence J. Ruisi

Exhibit 24
POWER OF ATTORNEY

Athene Annuity and Life Company

I hereby constitute and appoint Blaine T. Doerrfeld or Christian G. Jefferson as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for me and in my name, place and stead, in any and all capacities, to sign any and all documents to be filed under the registration statements for the Athene® Amplify 1.0 Single Purchase Payment Index-Linked Deferred Annuity Contract, or such other names as may be used for such index-linked deferred annuity contracts, to be filed with the Securities and Exchange Commission by Athene Annuity and Life Company pursuant to the Securities Act of 1933, as amended, by means of the Securities and Exchange Commission’s electronic disclosure system known as EDGAR or otherwise, and to file any amendments thereto and all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as could be done in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute thereof, may lawfully do or cause to be done by virtue of this power of attorney.

Signature	Title	Date
/s/ Francis P. Sabatini	Director	April 1, 2022
Francis P. Sabatini

Exhibit 24
POWER OF ATTORNEY

Athene Annuity and Life Company

I hereby constitute and appoint Blaine T. Doerrfeld or Christian G. Jefferson as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for me and in my name, place and stead, in any and all capacities, to sign any and all documents to be filed under the registration statements for the Athene® Amplify 1.0 Single Purchase Payment Index-Linked Deferred Annuity Contract, or such other names as may be used for such index-linked deferred annuity contracts, to be filed with the Securities and Exchange Commission by Athene Annuity and Life Company pursuant to the Securities Act of 1933, as amended, by means of the Securities and Exchange Commission’s electronic disclosure system known as EDGAR or otherwise, and to file any amendments thereto and all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as could be done in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute thereof, may lawfully do or cause to be done by virtue of this power of attorney.

Signature	Title	Date
/s/ Hope S. Taitz	Director	April 1, 2022
Hope S. Taitz

POWER OF ATTORNEY

Athene Annuity and Life Company

I hereby constitute and appoint Blaine T. Doerrfeld or Christian G. Jefferson as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for me and in my name, place and stead, in any and all capacities, to sign any and all documents to be filed under the registration statements for the Athene® Amplify 1.0 Single Purchase Payment Index-Linked Deferred Annuity Contract, or such other names as may be used for such index-linked deferred annuity contracts, to be filed with the Securities and Exchange Commission by Athene Annuity and Life Company pursuant to the Securities Act of 1933, as amended, by means of the Securities and Exchange Commission’s electronic disclosure system known as EDGAR or otherwise, and to file any amendments thereto and all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as could be done in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute thereof, may lawfully do or cause to be done by virtue of this power of attorney.

Signature:	/s/ Louis-Jacques Tanguy
Name:	Louis-Jacques Tanguy
Title:	Director
Date:	4/14/2025